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                                                                   EXHIBIT 23.01
                                                                   -------------


                          Consent of Ernst & Young LLP

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-71462; Form S-8 No. 333-05253; and Form S-8 No. 333-15191)
pertaining to Occupational Health + Rehabilitation Inc of our report dated March 11, 1997, with respect to the financial statements of Occupational Health + Rehabilitation Inc included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

                                               /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 26, 1997